UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

		Page
Item 1.01	Entry into a Material Definitive Agreement	3

Item 3.02	Unregistered Sales of Equity Securities	3

Item 9.01	(d) Exhibits	4

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 14, 2022, CareView Communications, Inc. (“CareView” or the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain purchasers (the “Investors”), which provided for the sale of $250,000 of common stock of the Company, par value $0.001 per share (the “Shares”), at a cash purchase price of $0.10 per share. All the shares were purchased by current members of the Company’s Board of Directors.

The Shares were offered and sold exclusively to accredited investors in a transaction not involving a public offering, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Investors represented that their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were placed upon the Shares issued in the transaction. The offer and sale of the securities were made without any general solicitation or advertising.

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 10.0 hereto and is incorporate herein.

Item 3.02 Unregistered Sales of Equity Securities.

As described above in Item 1.01, and incorporated herein by reference, on November 14, 2022, the Company entered into the Purchase Agreement, and sold and issued, for $250,000 in cash, Two Million Five Hundred Thousand (2,500,000) shares of the Company’s common stock at a cash price of $0.10 per share. In connection with the sale, the Company relied upon the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Purchase Agreement is qualified, in its entirety, by reference to the Purchase Agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated by reference in response to this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Date	Document
10.00	11/14/2022	Securities Purchase Agreement, form of*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2022	CAREVIEW COMMUNICATIONS, INC.

By: /s/ Steven G. Johnson
Steven G. Johnson Chief Executive Officer